                                                                  EXHIBIT 10.12

    THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE OF THE WARRANT ARE SUBJECT TO A SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 7, 1996, REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 1, 1997, AND A SUBSCRIPTION AGREEMENT DATED MARCH 3, 1997 COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. SUCH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, REGISTRATION RIGHTS AGREEMENT AND SUBSCRIPTION AGREEMENT PROVIDE, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON VOTING, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE OF THE WARRANT AND THAT SUCH SHARES OF COMMON STOCK ARE SUBJECT TO PURCHASE BY THE COMPANY AS WELL AS CERTAIN OTHER PERSONS UPON THE OCCURRENCE OF CERTAIN EVENTS. ANY EVIDENCE, SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE TO PERSONS OTHER THAN IN ACCORDANCE WITH SUCH SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, REGISTRATION RIGHTS AGREEMENT AND SUBSCRIPTION AGREEMENT SHALL BE NULL AND VOID.

    THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

No. _____                                                   Warrant to Purchase
                                                            _____ Shares Dated
                                                            as of March 3, 1997

                                  WARRANT

                        To Purchase Common Stock of

                      INTERNATIONAL LOGISTICS LIMITED

     Purchase Price of Common Stock:                   Purchase price per share
                                                       as set forth below.

     THIS WARRANT CERTIFIES that, for value received, ____________________ or registered assigns is entitled, prior to the close of business on the Expiration Date (defined below), to purchase _____ shares of Common Stock in International Logistics Limited, a Delaware corporation (the "COMPANY"), at a purchase price per share equal to $__________ (the "WARRANT PURCHASE PRICE") upon surrender of this Warrant at the principal office of the Company, and payment of such purchase price in cash, by bank cashier's or certified check or by a cashless exercise as set forth in SECTION 2.B.2. below.

     This Warrant is issued by the Company in connection with the execution of the Employment Agreement (as defined herein). The terms and conditions of the Warrant are set forth herein. Any capitalized terms used herein and not defined herein shall have the meanings set forth in the Stockholders Agreement (as defined herein).

                                  SECTION 1

                                 DEFINITIONS

     "BUSINESS DAY" means any day other than a Saturday, a Sunday, or any day on which commercial banks in the city of Chicago, Illinois are authorized or required by law to close.

     "COMMON STOCK" means the Common Stock of the Company, $.001 par value per share, authorized on the date of the original issue of this Warrant and shall also include any capital stock of any class of the Company then or thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, and shall also include, in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in SECTION 5 hereof, the stock, securities or assets provided for in such Section; PROVIDED that the shares purchasable pursuant to this Warrant shall include only shares of such class.

     "EMPLOYMENT AGREEMENT" means the Employment Agreement dated as of March 3, 1997, as amended, by and between the Company and ____________________.

     "EXPIRATION DATE" means March 3, 2007.

     "FAIR MARKET VALUE" shall mean the fair market value of the Company's Common Stock (or other securities if in the context of untraded securities distributed in connection with a Qualified Sale) as determined on a fully-distributed basis without regard to liquidity or size relative to the number of shares outstanding; PROVIDED that such valuation (x) be performed by a nationally recognized investment banking, valuation or appraisal firm paid for by the Company and (y) shall ascribe value to warrants as the amount, if any, by which the value of the Common Stock underlying the warrant shall exceed the aggregate exercise price related thereto.

     "INITIAL PUBLIC OFFERING" means the first underwritten public offering of Common Stock by the Company pursuant to a registration of shares under the Securities Act on a Form S-1 Registration Statement (or equivalent or successor form).

     "OCM" means OCM Principal Opportunities Fund, L.P., a Delaware limited partnership.

     "OCM AFFILIATES" means any investor in or any employee of OCM or Oaktree Capital Management, LLC ("OAKTREE"), a California limited liability company, or in any company, joint venture, limited liability company, association or partnership of which the OCM or Oaktree, is a shareholder, manager or general partner, as the case may be.

     "PUBLIC OFFERING" means any offering of Common Stock to the public, including the Initial Public Offering, either on behalf of the Company or any of its stockholders, pursuant to an effective registration statement under the Securities Act.

     "QUALIFIED SALE" shall mean (i) any sale of all or substantially all of the assets of the Company or (ii) any sale, merger or liquidation of the Company with or into any entity other than OCM, TCW, WES&S, an OCM Affiliate, a TCW Affiliate or a WES&S Affiliate whereby such entity shall obtain (A) at least a majority of the voting stock of the surviving entity and (B) the right to elect a majority of the surviving entity's board of directors.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of June 1, 1997, by and among the Company and each of the Investors listed on EXHIBIT A thereto, as the same may be amended from time to time.

     "SECURITIES ACT" means the Securities Act of 1933, as amended and as the same may be amended from time to time.

     "SIMON ENTITY" means Logistical Simon, L.L.C., a Delaware limited liability company, WESINVEST, Inc., a Delaware corporation or William E. Simon & Sons, L.L.C., a Delaware limited liability company.

     "STOCKHOLDERS AGREEMENT" means the Second Amended and Restated Stockholders Agreement dated as of November 7, 1996, by and among the Company and each of the Holders listed on EXHIBIT A thereto, as the same may be amended from time to time.

     "TCW" means TCW Special Credits Fund V - The Principal Fund, a California limited partnership.

     "TCW AFFILIATES" means any investor in or any employee of TCW, TCW Asset Management Company, a California corporation ("TAMCO"), Trust Company of the West, a California trust company ("TRUSTCO") or Oaktree Capital Management, LLC ("OAKTREE"), a California limited liability company, or in any company, joint venture, limited liability company, association or partnership of which TCW, TAMCO, Trustco or Oaktree, is a shareholder, manager or general partner, as the case may be.

     "TRADING PRICE" means the trading price for each such trading day: (a) if the Common Stock is traded on a national securities exchange, its last reported sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, the last reported sale price on such national securities exchange on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan (the "CLSRS") or, if the Common Stock is not then eligible for reporting over the CLSRS, its last reported sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale on such exchange or (b) if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the CLSRS, but the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation.

     "WES&S" means Logistical Simon, L.L.C., a Delaware limited liability company.

     "WES&S AFFILIATE" means any Simon Entity or any partnership, limited liability company or corporation that directly or indirectly, through one or more intermediaries, has control of, is controlled by or is under common control with (i) any Simon Entity or (ii) any shareholders, partner or member of a

Simon Entity or any such shareholder's, partner's or member's spouse, siblings, children, children's spouses, grandchildren or their spouses or any trusts for the benefit of any of the foregoing.

     "WARRANT PURCHASE PRICE" has the meaning assigned to that term in the introductory paragraph hereof.

     "WARRANT SHARES" means the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrant pursuant to
SECTION 2 hereof.

     "WARRANTHOLDER" means the registered holder of the Warrant and any related Warrant Shares.

                                  SECTION 2

                                  EXERCISE

     A. GENERAL. The Warrantholder shall be entitled to exercise the Warrant, in whole or in part, at any time or from time to time on or before 5:00 p.m., Chicago, Illinois time, on the Expiration Date; PROVIDED, HOWEVER, that __________ shares underlying the Warrant shall be subject to vesting on March 3, _____. The Warrant is not exercisable as to fractions of shares. Unvested portions of the Warrant shall be forfeited and cancelled if at any time (i) ____________________'s employment with the Company is terminated as a result of death, disability or retirement, (ii) ____________________'s employment with the Company is terminated for "Cause" or (iii) ____________________ voluntarily resigns from the Company (unless such resignation is due to a significant diminution of responsibility). Unvested portions of the Warrant shall be automatically fully vested upon a Qualified Sale or the termination of ____________________'s employment from the Company without Cause. For purposes of this Agreement, "Cause" shall have the meaning set forth in the Employment Agreement.

     B. MANNER OF EXERCISE. The Warrantholder may exercise the vested portion of the Warrant, in whole or in part, by either of the following methods:

         1. The Warrantholder shall complete one of the Subscription Forms attached hereto, and deliver it to the Company, at its principal offices located at 330 S. Mannheim Road, Hillside, IL 60162, Attention: President (or at such other location as the Company may designate by notice in writing to the Warrantholder), together with the Warrant and either cash, a certified check or a bank cashier's check, in an amount equal to the then aggregate Warrant Purchase Price of the shares of Common Stock being purchased; or

         2. The Warrantholder may also exercise this Warrant, in whole or in part, in a "cashless" exercise by delivering to the Company, at its principal offices located at 330 S. Mannheim Road, Hillside, IL 60162,
Attention: President (or at such other location as the Company may designate by notice in writing to the Warrantholder), (i) one of the Subscription Forms attached hereto, which notice shall specify the number of Warrant Shares to be delivered to such Warrantholder and the number of Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Warrantholder, and (ii) the Warrant. For purposes of this cashless exercise provision, all Warrant Shares as to which the Warrant is surrendered will be attributed the following value: (i) prior to an Initial Public Offering and in the context of a Qualified Sale: at the Fair Market Value of the consideration received by stockholders with respect to their outstanding shares of Common Stock; (ii) concurrently with an Initial Public Offering:
a value equal to the Initial Public Offering offer price to the public; or
(iii) subsequent to an Initial Public Offering, a price equal to the average Trading Price of the Company's Common Stock for the twenty (20) preceding trading days ending on the day prior to the date on which the request for cashless exercise is received by the Company. The costs and expenses associated with determination of any of the preceding valuations shall be borne by the Company. Cashless exercises shall be permitted only to the extent that such exercise is permitted by the terms of the Company's indebtedness. Notwithstanding the foregoing, commencing on the day after the Initial Public Offering through the twentieth trading day following the Initial Public Offering, the Warrantholder shall not be permitted to make a cashless exercise pursuant to this Section.

     Upon receipt thereof by the Company, the Warrantholder shall be deemed to be a holder of record of the shares of Common Stock specified in said Subscription Form, and the Company shall, as promptly as practicable, and in any event within ten (10) Business Days thereafter, execute and deliver or cause to be delivered to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, subject to compliance with federal and state securities laws. Before being required to transfer any Common Stock, the Company may require the Warrantholder at the Warrantholder's expense to provide an opinion of counsel satisfactory to the Company that any such exercise is exempt from registration or qualification under the federal and state securities laws. If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a like Warrant representing the right to purchase the remaining number of shares purchasable thereunder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this SECTION 2, except that, in case such stock certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering the Warrant to the Company as mentioned above.

    C. TRANSFER RESTRICTION LEGEND. The Warrant and each certificate for Warrant Shares issued upon exercise or conversion of the Warrant, unless at the time of exercise or conversion such Warrant Shares are registered under the Securities Act, shall bear the legends described in SECTION 10(A) of the Stockholders Agreement.

    D. CHARACTER OF WARRANT SHARES. All shares of Common Stock issuable upon the exercise of the Warrant shall be duly authorized, validly issued, fully paid and nonassessable.

                                  SECTION 3

                    OWNERSHIP AND EXCHANGE OF THE WARRANT

    A. REGISTERED HOLDER. The Company may deem and treat the person in whose name the Warrant is registered as the holder and owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of the Warrant for exchange as provided in this SECTION 3.

    B. EXCHANGE AND REPLACEMENT. The Warrant is exchangeable upon the surrender thereof by the Warrantholder to the Company at its principal offices for a new Warrant or Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each new Warrant to represent the right to purchase such number of shares as shall be designated by the Warrantholder at the time of surrender. Subject to compliance with SECTION 4 hereof, each Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the Warrantholder in person or by its duly authorized attorney, and a new Warrant or Warrants shall be made and delivered by the Company, of the same tenor and date as the Warrant but registered in the name of the transferee, upon surrender of the Warrant, duly endorsed, at the principal offices of the Company. The Company will issue a replacement certificate for the Warrant upon the loss, theft, destruction or mutilation thereof pursuant to SECTION 10(B) of the Stockholders Agreement. The Warrant shall be promptly canceled by the Company upon the surrender thereof in connection with any exchange, transfer or replacement. Except as set forth in the Stockholders Agreement, the Company shall pay all expenses, taxes
(other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the Warrant pursuant to this
SECTION 3.

                                  SECTION 4

                    TRANSFER OF WARRANT OR WARRANT SHARES

     A. GENERAL PROVISIONS. The Warrant shall not be transferable. The related Warrant Shares shall not be transferable except in accordance with the terms and conditions specified in the Stockholders Agreement.

    B. REGISTRATION RIGHTS. The Company has agreed to provide certain piggyback registration rights in respect of the Warrant Shares, the terms and conditions of which are set forth in the Registration Rights Agreement. Upon any transfer of any Warrant Shares in accordance with the provisions of the Stockholders Agreement (other than transfers made after an Initial Public Offering), the registration rights pertaining thereto may be transferred, pursuant to the terms and provisions of Section 9 of the Registration Rights Agreement, upon giving notice to the Company and the transferee's agreement to be bound by the provisions of the Stockholders Agreement.

                                  SECTION 5

                           ANTI-DILUTION PROVISIONS

    A. STOCK SPLITS AND REVERSE SPLITS. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this SECTION 5.A, no adjustment in the Warrant Purchase Price and no change in the number of Warrant Shares purchasable shall be made under this SECTION 5 as a result of or by reason of any such subdivision or combination.

    B. REORGANIZATION AND ASSET SALES. Subject to the terms and provisions in the Stockholders Agreement, if any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then the following provisions shall apply:

         1. As a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this SECTION 5.B), lawful and adequate provisions shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

         2. In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of Common Stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Company, then the Warrant Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company.

         3. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to the Warrantholder at the last address of the Warrantholder appearing on the books of the Company, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Warrantholder such successor corporation will issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this SECTION 5.B.

    C. NOTICE OF ADJUSTMENT. Whenever the Warrant Purchase Price and the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted as herein provided, or the rights of the Warrantholder shall change by reason of other events specified herein, the Company shall compute the adjusted Warrant Purchase Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare a certificate signed by its President, Vice President, Treasurer or Secretary setting forth the adjusted Warrant Purchase Price and the adjusted number of Warrant Shares issuable upon the exercise of this Warrant or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based, including a statement of the consideration received or to be received by the Company for, and the amount of, any Common Stock, options and convertible securities issued since the last such adjustment or change (or since the date hereof in the case of the first adjustment or change). The Company shall cause to be mailed to the Warrantholder copies of such officer's certificate together with a notice stating that the Warrant Purchase Price and the number of Warrant Shares purchasable upon exercise of this Warrant have been adjusted and setting forth the adjusted Warrant Purchase Price and the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant.

                                  SECTION 6

                                  NOTICES

     Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered in writing or sent by certified or registered mail to the Warrantholder at the address furnished to the Company in writing by the Warrantholder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered personally (including delivery by courier or by facsimile if received during normal working hours), or be sent by certified or registered mail to the Company, at 330 S. Mannheim Road, Hillside, IL 60162, Attention:
President, or other such address as shall have been furnished to the Warrantholder by the Company. Except as otherwise provided, each such notice shall be deemed given when delivered or on a date which is four (4) days after it is mailed in any post office or branch post office regularly maintained by the United States Postal Service (registered or certified, with postage prepaid and properly addressed).

                                  SECTION 7

               NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY

     The Warrant shall not entitle the Warrantholder to any of the rights of a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of the Warrantholder for the Warrant Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the company.

                                  SECTION 8

                                MISCELLANEOUS

     This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     WITNESS the due execution of this Warrant by a duly authorized officer of the Company.

                                                INTERNATIONAL LOGISTICS LIMITED
                                                a Delaware corporation



                                                By: ___________________________
                                                    Roger E. Payton
                                                    President and
                                                    Chief Executive Officer

                              FULL SUBSCRIPTION FORM

                     (To Be Executed by the Registered Holder
                   If It Desires to Exercise the Warrant in Full)

     The undersigned hereby exercises the right to purchase the total number of shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $______, or hereby tenders __________ Warrant Shares as payment therefor, representing the Warrant Purchase Price of $_____ per share in effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.



      Dated:  ____________________, 19__.



                                      _____________________________
                                      [Signature]

                                      Address:

                                      _____________________________

                                      _____________________________

                            PARTIAL SUBSCRIPTION FORM

                   (To Be Executed by the Registered Holder
                 If It Desires to Exercise the Warrant in Part)

     The undersigned hereby exercises the right to purchase ______ shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $_____, or hereby tenders ______ Warrant Shares as payment therefor, representing the Warrant Purchase Price of $_____ per share in effect at this date. Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

      Dated:  _____________________, 19__.




                                      _____________________________
                                      [Signature]

                                      Address:

                                      _____________________________

                                      _____________________________